UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019

AQUA METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 Peru Drive

McCarran, Nevada 89437

(Address of principal executive offices)

(510) 479-7635

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2019, the Board of Directors (“Board”) of Aqua Metals, Inc. (“Company”), acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Gayle J. Gibson to the Board. Ms. Gibson was appointed to fill a vacancy on the Board resulting from the resignation of Mark Slade from the Board on January 29, 2019.

Ms. Gibson served in several executive positions with E. I. du Pont de Nemours and Company during a 34-year career with DuPont, and retired from DuPont in November 2017 as the head of central engineering. Most recently, Ms. Gibson served as Director, Engineering at DuPont from January 2016 to October 2017 and as Director, Engineering Technology from January 2014 to December 2015. Ms. Gibson was instrumental in the engineering organizational planning for the merged DowDuPont, Inc. and future planned spin-off companies. Prior to her leadership roles in engineering, she was chief of staff to the Chair of the Board and Chief Executive Officer of DuPont from 2008 to 2013 where she led operating processes for the top three levels of leadership. During her tenure, she supported a CEO succession, major acquisitions and divestitures, reorganization and company restructuring. Ms. Gibson serves on the Heritage Council of the Science History Institute and on the Engineering Advisory Council for Texas A&M University. She received the Management Division Award from the American Institute of Chemical Engineers in 2018 where she is a Fellow. Ms. Gibson served on the Board of Directors of the National Action Council for Minorities in Engineering from 2016 to 2017. She was on two project committees for the National Academy of Engineering. Ms. Gibson is a certified Six Sigma Champion with an International M.B.A. from European University and a B.S. in Chemical Engineering from Texas A&M University.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: January 31, 2019	/s/ Stephen Cotton
Stephen Cotton,
President and Chief Executive Officer